Goodwill and Intangible Assets - Schedule of Estimated Future Amortization Expense for Finite-Lived Intangible Assets (Detail) $ in Thousands	Jun. 30, 2023 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2024	$ 6,072
2025	5,047
2026	4,527
2027	3,179
2028	794
Total estimated amortization expense	$ 19,619